                                                                   EXHIBIT 10.36


                       FIFTH AMENDMENT AND LIMITED WAIVER
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

            THIS FIFTH AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 25, 2003 (this "Fifth Amendment") relates to that certain Amended and Restated Credit Agreement dated as of February 10, 1999 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated April 28, 2000, the Second Amendment to Amended and Restated Credit Agreement, dated as of December 29, 2000, the Third Amendment to Amended and Restated Credit Agreement, dated as of March 19, 2001 and the Fourth Amendment to Amended and Restated Credit Agreement, dated as of December 31, 2001, the "Credit Agreement") and is entered into among Callaway Golf Company, a Delaware corporation (the "Borrower"), the other credit parties signatory to the Credit Agreement, the lenders signatory hereto (the "Requisite Lenders") and General Electric Capital Corporation, a Delaware corporation, as the agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                               W I T N E S S E T H

            WHEREAS, the Borrower, the other Credit Parties, the Agent and the Lenders have entered into the Credit Agreement.

            WHEREAS, as of the Fiscal Quarter ending September 30, 2002 (the "Third Quarter 2002") the Borrower failed to meet the minimum Fixed Charge Coverage Ratio for such period, as required by Section 6.10 (Financial Covenants) of the Credit Agreement (the "Financial Covenant Event of Default").

            WHEREAS, the following other Events of Default exist and are continuing under the Credit Agreement:

            a. the Borrower's failure to deliver when due the Compliance Certificates for each of the Third Quarter 2002 and the Fiscal Quarter ending December 31, 2002 (the "Fourth Quarter 2002");

            b. the Borrower's failure to report the Financial Covenant Event of Default and the Compliance Certificate Event of Default in its certification of the Third Quarter 2002 financial statements and monthly financial statements for the months of August 2002 through and including December 2003, each as required by Annex E to the Credit Agreement and the failure to make certain certifications in connection therewith;

            c. the Borrower's failure to cause the periodic reports required under paragraphs (a)-(d) of Annex E to the Credit Agreement to be certified by the Chief Financial Officer of the Borrower;



                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

            d. the Borrower's failure to deliver the reports and information required under paragraphs (a)-(g), (n) and (o) of Annex E to the Credit Agreement to the Lenders;

            e. the Borrower's failure to provide a cash flow statement with the monthly financial information required under paragraph (a) of Annex E to the Credit Agreement;

            f. the Borrower's failure to provide both the unaudited consolidated statements of income and cash flows in proper comparative form and the figures contained in the Projections, as required under paragraph (a) of Annex E to the Credit Agreement;

            g. the Borrower's failure to deliver annual operating plans as required under paragraph (c) of Annex E to the Credit Agreement;

            h. the Borrower's failure to deliver copies to the Agent and Lenders of (i) all Financial Statements, reports, notices and proxy statements made publicly available by any Credit Party to its security holders, (ii) all regular and periodic reports and all registration statements and prospectuses, if any, filed by any Credit Party with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority and (iii) all press releases and other statements made available by any Credit Party to the public concerning material changes or developments in the business of any such Person, in each case as required under paragraph (g) of Annex E to the Credit Agreement;

            i. the Borrower's failure to deliver notices of litigation as required under paragraph (j) of Annex E to the Credit Agreement;

            j. the Borrower's failure to provide with the annual Financial Statements delivered to the Agent (i) a list of any applications for the registration of any Patent, Trademark, or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency which any Credit Party thereof has filed in the prior Fiscal Quarter and (ii) a summary of all Equipment and sales thereof by department and type, accompanied by supporting detail and documentation, all as required under paragraph (c) of Annex F to the Credit Agreement;

            k. the Borrower's failure to deliver the results of each physical verification which the Borrower or any of its Subsidiaries have made of all or any portion of their Inventory, as required under paragraph (d) of Annex F to the Credit Agreement;

            l. the Borrower's failure to deliver pursuant to paragraph (f) of Exhibit E to the Credit Agreement the default notices specifying the existence and nature of the Financial Covenant Event of Default, the Events of Default described in clauses (a) through (k) above and clause
      (m) below, the Investment Events of Default (as defined below), the Restricted Payment Events of Default (as defined below), and the Cross-Event of Default (as defined below);

            m. the Borrower's failure to timely deliver any other reports and information required under Annex E and Annex F to the Credit Agreement prior to the date hereof


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                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

      (together with the Events of Default described in paragraphs (a) through (l), above, the "Reporting Events of Default");

            n. the Borrower's investments in investment categories other than those permitted under subsections (i)-(v) of Section 6.2(d) of the Credit Agreement;

            o. the Borrower's failure to prevent its investment in GSOT from exceeding $87,000,000 at any time, as required under Section 6.2(f) of the Credit Agreement (together with the Event of Default described in paragraph (n), above, the "Investment Events of Default"); and

            p. the Borrower's declaration of dividends and repurchases of Stock after the occurrence and during the continuation of the Financial Covenant Event of Default, the Reporting Events of Default, the Investment Events of Default and the Cross-Event of Default, which repurchases of stock were made without notification to Agent, each as prohibited by Sections 6.14(d) or (e) of the Credit Agreement (the "Restricted Payment Events of Default").

            WHEREAS, two Borrower Accounts (account #4126918259 at Wells Fargo Bank, N.A. and account #890114096 at UBS PaineWebber, collectively the "Non-blocked Accounts") were opened, and are being held, by the Borrower in violation of Section 1.18 of the Credit Agreement (the "Cash Management Events of Default").

            WHEREAS, one or more Termination Events and an Event of Servicer Termination (each as defined in the Receivables Purchase Agreement) have occurred under the Receivables Purchase Agreement and Section 8.1(m) of the Credit Agreement provides that an Event of Default shall occur should any Termination Event or Event of Servicer Termination occur and be continuing (the "Cross-Event of Default" and, together with the Financial Covenant Event of Default, the Reporting Events of Default, the Investment Events of Default, the Restricted Payment Events of Default and the Cash Management Events of Default, the "Events of Default").

            WHEREAS, in August 2002 the Borrower voluntarily prepaid in full the CEF Lease Facility in an amount of $50,798,049.00 (the "Prepayment").

            WHEREAS, the Borrower has requested that the Agent and the Requisite Lenders grant a limited waiver (the "Limited Waivers") to certain provisions of the Credit Agreement, as follows and as provided in Section 3 below:

            a. Section 1.8 (Cash Management Systems), solely with respect to the Cash Management Events of Default.

            b. Section 4.1(a) (Reports and Notices), solely with respect to the Reporting Events of Default;

            c. Sections 6.2 (Investments; Loans and Advances), solely with respect to the Investment Events of Default;


                                       3
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

            d. Section 6.10 (Financial Covenants), solely with respect to the Financial Covenant Event of Default;

            e. Section 6.14 (Restricted Payments), solely with respect to the Restricted Payment Events of Default; and

            f. Section 8.1(m) (Events of Default), solely with respect to the Cross-Event of Default.

            WHEREAS, in connection with the termination of the Receivables Facility, the Borrower has requested that Section 1.3(e) of the Credit Agreement be amended to clarify the application of payments formerly received from the Receivables Facility and Disclosure Schedule 3.19 shall be updated to reflect the bank accounts held as of the Effective Date (as defined below) by the Borrower, any other Credit Party and any of their respective Domestic Subsidiaries (collectively, the "RPA Termination Amendments");

            WHEREAS, the Borrower has requested that the Credit Agreement be amended to exclude the Prepayment from the calculation of the Fixed Charge Coverage Ratio (the "Coverage Ratio Amendment").

            WHEREAS, the Borrower has requested that the Credit Agreement be amended to permit the merger of Special Purpose Corporation with and into Callaway Golf Sales Company, a California corporation ("CGSC") as soon as commercially practicable after the termination of the Receivables Facility, with CGSC as the surviving corporation (such amendment, the "Merger Amendments").

            WHEREAS, the Borrower has requested that the investment restriction contained in Section 6.2(f) be amended to prohibit the Borrower from increasing its equity interest participation in GSOT (together with the RPA Termination Amendments, the Merger Amendments and the Coverage Ratio Amendment, the "Amendments").

            WHEREAS, Section 11.2 of the Credit Agreement requires that the Requisite Lenders consent to the Limited Waivers and the Amendments.

            WHEREAS, the Agent and the Requisite Lenders are willing to provide the Limited Waivers and Amendments, in each case on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the above premises, the Borrower, the Agent, and the Requisite Lenders agree as follows:

      1. Usage. Any reference herein to Section, Exhibit or Schedule, unless otherwise specified, shall refer to such Section, Exhibit or Schedule hereof, in its entirety.

      2. Amendments to the Credit Agreement. Upon the Effective Date (as defined in Section 5 below), the Credit Agreement is hereby amended as follows:

            a.    Section 1.3(e) is hereby amended by:


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                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                  i. Deleting the title of such section and substituting in lieu thereof the title "Application of Payments from the Collection Account"; and

                  ii. Deleting the phrase "Payments deposited in the Agent Account in accordance with Section 2.04 or Article VI (or any comparable provisions) of the Receivables Purchase Agreement shall be applied as follows" and substituting in lieu thereof the phrase "Payments deposited in the Agent Account from the Collection Account in accordance with paragraph (b)(iii) of Annex C shall be applied as follows".

            b. Section 6.2(f) is hereby amended by deleting the phrase "provided, that the aggregate amount thereof does not exceed $87,000,000 at any time" and substituting in lieu thereof the phrase "provided, that the aggregate number of shares held by Borrower in connection with such investment shall not exceed 9,880,028 at any time (as such number of shares may be adjusted from time to time to take into account any additional shares received by Borrower as a result of any stock split, dividend, subdivision or combination effected by Borrower after February 26, 2003)"

            c.    Annex A (Definitions) is hereby amended by:

                  i. Deleting clause (a)(i) of the definition of "Fixed Charge Coverage Ratio" in its entirety and substituting the following in lieu thereof:

                  "Capital Expenditures (other than (y) Capital Expenditures financed pursuant to clause (i) or (ii) of Section 6.3 and (z) solely for the purpose of calculating the Fixed Charge Coverage Ratio for the twelve (12) month periods ending on each of the Fiscal Quarters ending September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003, the CEF Lease Prepayment Amount),"

                  ii. Deleting the definition of "GSOT" in its entirety and substituting the following in lieu thereof:

                  "`GSOT' shall mean the Callaway Golf Company Grantor Stock Trust established pursuant to the Trust Agreement dated as of July 14, 1995 between the Borrower and Bank of the West, as successor to Sanwa Bank California."

                  iii. Adding the following definitions in their proper alphabetic order:

                  "`CEF Lease Prepayment Amount' shall mean the August 2002 payment by the Borrower to General Electric Capital Corporation, for itself and for certain participants, of an aggregate amount of $50,798,049.00 in connection with the CEF Lease Facility.'"

                  "`Collection Account' shall mean that certain segregated deposit account held in the name of Callaway Golf Sales Company and maintained with Wells Fargo Bank, N.A., as a Relationship Bank,


                                       5
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
                  and designated as the "Collection Account," account number 4159-274265, ABA No. 121000248, or such other collection account established in accordance with the requirements set forth in Annex C."

                  "Permitted Merger" shall mean the merger of Special Purpose Corporation with and into Callaway Golf Sales Company, a California corporation, with Callaway Golf Sales Company as the surviving corporation, which merger shall be effective as soon as commercially practicable after the termination of the Receivables Facility and the documentation for which shall be executed and delivered immediately upon the termination of the Receivables Facility.

                  "`Relationship Bank' shall have the meaning assigned to it in paragraph (a) of Annex C."

            d. Disclosure Schedule 3.19 is hereby amended by deleting the text thereof in its entirety and substituting Schedule I attached hereto, in lieu thereof.

            e. Section 5.1 is hereby amended by adding the following proviso at the end thereof:

                  "; provided, further, that the Permitted Merger shall not be deemed a violation of this covenant"

            f. Section 6.1(a) is hereby amended by adding the following proviso at the end thereof:

                  "; provided, that the Permitted Merger shall not be deemed a violation of this covenant"

            g. Section 6.4(a) is hereby amended by adding the following proviso at the end of the first sentence thereof:

                  "; provided, that the Permitted Merger shall not be deemed a violation of this covenant"

            h. Section 6.5 is hereby amended by adding the following proviso at the end of the first sentence thereof:

                  "; provided, that the Permitted Merger shall not be deemed a violation of this covenant"


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                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

      3. Limited Waivers. Upon the Effective Date, and as limited herein, the Requisite Lenders hereby waive the following provisions of the Credit Agreement solely with respect to the matters expressly described below:

            a. Section 1.8, solely with respect to the Cash Management Events of Default.

            b. Section 6.2, solely with respect to the Investment Events of Default;

            c. Section 6.10, solely with respect to the Financial Covenant Event of Default;

            d. Section 6.14, solely with respect to the Restricted Payment Events of Default; and

            e. Section 8.1(m), solely with respect to the Cross-Event of Default.

            The Limited Waivers shall be limited to the Cash Management Events of Default, the Reporting Events of Default, the Investment Events of Default, the Financial Covenant Event of Default, the Restricted Payment Events of Default and the Cross-Event of Default and do not apply to any past, present or future Defaults or Events of Default caused by any other violation of Sections 5 or 6, or any other provisions, of the Credit Agreement or any of the other Loan Documents.

      4. Representations and Warranties. The Credit Parties hereby jointly and severally represent and warrant to the Agent and the Requisite Lenders that, as of the Effective Date and after giving effect to this Fifth Amendment:

            a. All of the representations and warranties of the Credit Parties contained in this Fifth Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

            b. No Default or Event of Default has occurred and is continuing or will result after giving effect to this Fifth Amendment.

      5. Effective Date. This Fifth Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions:

            a. the Agent shall have received each of the following documents, in each case in form and substance satisfactory to the Agent:

                  i. the Compliance Certificates for each of the Third Quarter 2002 and the Fourth Quarter 2002;

                  ii. counterparts hereof executed by each of the Credit Parties, the Agent and the Requisite Lenders;


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                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                  iii. duly executed documentation reasonably satisfactory to the Agent evidencing the termination of the Receivables Facility;

                  iv. a duly executed tri-party blocked account agreement, or an amendment to an existing blocked account agreement, for each bank account that will be held by Callaway Golf Sales Company on or after the Effective Date, each of which blocked account agreement or amendment, as the case may be, shall be between the Agent, for the benefit of itself and the Lenders, the Borrower and its Subsidiaries, as applicable, and the applicable Relationship Bank and in form and substance satisfactory to the Agent;

                  v. a certificate of the Secretary or Assistant Secretary of each of the Credit Parties dated the Effective Date certifying (A) that the bylaws of such Credit Party have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of such Credit Party delivered to the Agent and remain in full force and effect as of the Effective Date, (B) that the charter of such Credit Party has not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of such Credit Party's jurisdiction of incorporation delivered to the Agent and remain in full force and effect as of the Effective Date and (C) that the execution, delivery and performance of this Fifth Amendment have been duly authorized by all necessary or proper corporate and shareholder action; and

                  vi. such additional documentation as the Agent may reasonably request;

            b. all bank accounts held by Special Purpose Corporation shall have been transferred to Callaway Golf Sales Company or closed;

            c. the Agent shall have received, on behalf of the Requisite Lenders that deliver their executed counterparts of this Fifth Amendment by noon Pacific Standard Time on February 26, 2003 (the "Consenting Lenders"), the Borrower's payment of a waiver fee in an amount equal to
      (i) 0.125% of the aggregate amount of the Commitments of the Consenting Lenders minus (ii) One Hundred Percent (100%) of the aggregate amount payable by the Borrower to the Agent on account of fees and expenses incurred by the Agent in connection with the preparation and execution of this Fifth Amendment and that certain letter delivered to the Borrower by the Agent on February 7, 2003;

            d. No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Fifth Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation, that in the aggregate could not reasonably be expected to have a Material Adverse Effect;


                                       8
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

            e. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Fifth Amendment shall be satisfactory in all respects in form and substance to the Agent; and

            f. No Default or Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Fifth Amendment.

      6. Covenant Regarding Non-blocked Accounts. Within thirty (30) days of the date hereof, Borrower shall have caused each of the Non-blocked Accounts to either be (i) subject to an executed tri-party blocked account agreement between the Agent, for the benefit of itself and the Lenders, the Borrower and the applicable Relationship Bank and in form and substance satisfactory to the Agent or (ii) closed, as evidenced by documentation reasonably satisfactory to the Agent.

      7.    Reference to and Effect on the Loan Documents.

            a. Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

            b. Except to the extent specifically set forth herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

            c. This Fifth Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Credit Agreement or any other Loan Document, (ii) prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Agent or any Lender to agree to a similar transaction on a future occasion or
      (iv) create any right herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

      8. Miscellaneous. This Fifth Amendment is a Loan Document. The Section titles in this Fifth Amendment are for convenience of reference only, shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

      9. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses incurred by the Agent and its counsel with respect to this Fifth Amendment and the documents and transactions contemplated hereby shall be the responsibility of, and shall be paid by, the Borrower.

      10. Counterparts. This Fifth Amendment may be executed in any number of original or facsimile counterparts, each of which will be deemed an original, and by the different parties


                                       9
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT
hereto in separate counterparts, all of which shall together constitute one and the same instrument.

      11. GOVERNING LAW. THIS FIFTH AMENDMENT, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      12. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Fifth Amendment. In the event an ambiguity or question of intent or interpretation arises, this Fifth Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Fifth Amendment.







                                       10
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

            IN WITNESS WHEREOF, the Credit Parties, the Agent and the Requisite Lenders have caused this Fifth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              CALLAWAY GOLF COMPANY,
                              as the Borrower

                              By:
                                    -------------------------
                                    Name:
                                    Title:







                                 Signature Page
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                              CALLAWAY GOLF SALES COMPANY,
                              as a Credit Party

                              By:
                                    -------------------------
                                    Name:
                                    Title:







                                 Signature Page
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                              GENERAL ELECTRIC CAPITAL CORPORATION,
                              as the Agent and a Lender


                              By:   /s/ Iain Douglas
                                    -------------------------
                                    Name:  Iain Douglas
                                    Title: Senior Vice President
                                    Pro Rata Share: 20.83%







                                 Signature Page
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                              BANK ONE, NA (Main Office Chicago), as successor to American National Bank and Trust Company of Chicago, as a Lender

                              By:
                                    -------------------------
                                    Name:
                                    Title:
                                    Pro Rata Share: 17.71%







                                 Signature Page
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                              BANK OF AMERICA, NATIONAL ASSOCIATION,
                              as a Lender

                              By:
                                    -------------------------
                                    Name:
                                    Title:
                                    Pro Rata Share: 14.17%







                                 Signature Page
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                              CONGRESS FINANCIAL CORPORATION (WESTERN), as a Lender

                              By:
                                    -------------------------
                                    Name:
                                    Title:
                                    Pro Rata Share: 14.17%







                                 Signature Page
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                              KEY CORPORATE CAPITAL INC.,
                              as a Lender

                              By:
                                    -------------------------
                                    Name:
                                    Title:
                                    Pro Rata Share: 14.17%







                                 Signature Page
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                              NATIONAL CITY COMMERCIAL FINANCE, INC.,
                              as a Lender

                              By:
                                    -------------------------
                                    Name:
                                    Title:
                                    Pro Rata Share: 8.33%







                                 Signature Page
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                              ROYAL BANK OF SCOTLAND,
                              as a Lender

                              By:
                                    -------------------------
                                    Name:
                                    Title:
                                    Pro Rata Share: 10.62%







                                 Signature Page
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

                                   SCHEDULE I

                                       TO

   FIFTH AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

                            Disclosure Schedule 3.19

                                 (See attached.)







                                   Schedule I
                                                              FIFTH AMENDMENT TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT